Exhibit 99.1

2025 1 . To adopt the Agreement and Plan of Merger, dated April 15 , 2025 , by and among RadNet, Inc . , a Delaware corporation (“RadNet”), Trio Merger Sub, Inc . , a wholly - owned subsidiary of RadNet and a Delaware corporation (“Merger Sub”), and iCAD, Inc . (“iCAD”) (as it may be amended from time to time, the “Merger Agreement”), under which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into iCAD (the “Merger”), with iCAD surviving as a wholly - owned subsidiary of RadNet (the “Merger Agreement Proposal”) . 2 . To approve, by non - binding advisory vote, the compensation that may be paid or become payable to iCAD’s named executive officers that is based on or otherwise related to the Merger (the “Advisory Compensation Proposal”). ☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐ iCAD, INC. PROXY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER . IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 , 2 , AND 3 . Please mark like this X your votes Signature Signature if held jointly Date , 2025 . Note : Please sign exactly as name appears hereon . When shares are held by joint tenants, both should sign . When signing as attorney, executor, administrator, trustee or guardian, please give full title as such . If a corporation, please sign in full corporate name by President or other authorized officer . If a partnership, please sign in partnership name by authorized person . 197347 iCAD INC Proxy Card Rev1 Front CONTROL NUMBER INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – <1 (866) 894 - 0536> Use a touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on <TBD>. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. To adjourn the special meeting (the FOR AGAINST ABSTAIN “Special Meeting”) to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

2025  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held virtually at www.cstproxy.com/icad <TBD> at <TBD>, Eastern Time, on <TBD>, 2025 The Notice and Proxy Statement is available at www.cstproxy.com/icad<TBD> PROXY iCAD, INC. 2 Townsend West, Suite 6 Nashua, New Hampshire, 03063 PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY AT WWW.CSTPROXY.COM/ICAD<TBD> AT <TBD>, EASTERN TIME, ON <TBD>, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints DANA BROWN and ERIC LONNQVIST, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of iCAD, Inc . to be held virtually at www . cstproxy . com/icad <TBD> at <TBD>, Eastern Time, on <TBD>, 2025 or at any postponements or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side . 197347 iCAD INC Proxy Card Rev1 Back (Continued, and to be marked, dated and signed, on the other side)